UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2009

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia  20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant

Effective February 23, 2009, upon the recommendation of the Company’s Audit Committee, the Company’s Board of Directors approved the engagement of KBL, LLP to serve as the Company’s registered independent public accountants and to be the principal registered independent public accountants to conduct the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2008, replacing the firm of Goodman & Company, L.L.P.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2007, and during the subsequent interim period through February 23, 2009,the Company did not consult with KBL, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. On February 26, 2009, a copy of the foregoing statements was furnished to KBL, LLP.

Section 9 –Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: February 26, 2009	By: /s/ Michael W. Trudnak Michael W. Trudnak Chief Executive Officer

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